UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2004

Waddell & Reed Advisors International Growth Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2008

Waddell & Reed Advisors International Growth Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
13	Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Income Tax Information
34	Directors and Officers
41	Annual Privacy Notice
43	Proxy Voting Information
44	Quarterly Portfolio Schedule Information
45	Householding Notice
46	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors International Growth Fund, Inc. prospectus and current Fund performance information.

President's Letter

      June 30, 2008

DEAR SHAREHOLDER:

A study this past winter by Standard & Poor's found that the U.S. stock market experienced more daily price volatility at the start of calendar year 2008 than at any point in the past seven decades. From our perspective, these do appear to be very challenging times for parts of the U.S. economy. At the same time, however, we are still seeing good long-term global growth, benefiting many American companies, and your investments.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended June 30, 2008, the S&P 500 Index fell 13.13 percent while the Lehman Brothers Aggregate Bond Index rose 7.13 percent.

We are grateful for your confidence in our long-term ability to manage your assets. This is a challenging time. Many economic negatives are on America's front porch: a level of price weakness and foreclosure activity in U.S. housing markets not seen since the 1930s; a global credit crunch driven by an implosion of the subprime mortgage market; a U.S. dollar that is worth much less than just a few years ago; record-setting energy and food prices; and the strong probability of a recession this year.

The positives are more subtle: exports are strong; farmers are enjoying great prices for grain. Alternative energy and related technologies such as solar and wind power are booming. Tourists are flocking to our shores to take advantage of our cheap currency to shop.

Financial conditions such as we have experienced in the first six months of 2008 are unusual, but they are not unprecedented. In fact, after the Panic of 1907 involving a Wall Street bank that speculated on copper, Congress created the Federal Reserve. It will be important for the Fed to strike the right balance between keeping inflation in check and providing sufficient liquidity for financially sound businesses to help lead the U.S. economy on a path to recovery.

Today, for many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table on page four, the U.S. economy at June 30, 2008 is not in as good a shape as it was 12 months earlier. Oil prices have nearly doubled. Inflation is at the highest level since 1991 while the nation's unemployment rate is also higher. Economic growth is weak.

Economic Snapshot
	6-30-2008	6-30-2007

U.S. unemployment rate	5.50%	4.50%
Inflation (U.S. Consumer Price Index)	5.00%	2.70%
U.S. GDP	1.90%	3.40%
30-year fixed mortgage rate	6.45%	6.63%
Oil price per barrel	$140.00	$70.68

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look ahead, we believe that the investing and economic climate will improve in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored.

Our commitment

We believe that maintaining a well-rounded portfolio and prudent financial planning are essential elements for securing your long-term financial future. As investment managers since 1937, our organization has always been mindful that we are managing other people's money.

In this uncertain environment, we believe a very strong effort to manage risk takes precedence over the desire to maximize capital appreciation. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of International Growth Fund

      June 30, 2008

Below, Thomas A. Mengel, portfolio manager of Waddell & Reed Advisors International Growth Fund, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2008. He has managed the Fund for 12 years and has 21 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund declined 1.65 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008. By contrast, the MSCI EAFE Growth Index, an index that generally reflects the performance of growth-style stocks in developed overseas markets, dropped 4.44 percent for the period while the Fund's peer group, the Lipper International Large-Cap Growth Funds Universe Average (reflecting the performance of funds with similar objectives) fell 6.86 percent for the same period. Please note that the Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund's performance benefited from effective stock selection in all sectors except materials. Information technology stocks, led by Blackberry™ maker Research In Motion Limited and Japanese game maker Nintendo Co., Ltd., stood out as strong performers. Energy stocks were also a strong positive contributor for the fiscal year, led by our holdings in a Brazilian oil company. Another positive factor during the fiscal year was the Fund's positioning within the financial services sector.

We did have some negative contributors to our results this past fiscal year. Industrial giant Siemens AG was the biggest detractor for the period. Financial services companies UBS AG, Bank of Cyprus Limited and Orix Corporation (based in Japan) were also among the stocks that detracted the most from our yearly results.

Optimism fades

Most of the fiscal year was characterized by a growing degree of global market volatility and uncertainty. We saw a meltdown of the subprime mortgage market that in turn led to huge asset writedowns and capital bailouts of several major global banks, including UBS AG. Sovereign wealth funds in the Middle East, China and elsewhere stepped up to inject capital and liquidity in these institutions, but that only briefly restored confidence.

Overall, the Japanese equity market was a disappointment as its domestic economy appeared to be slipping into recession while corporate earnings disappointed investors. In Europe, amid a growing fear of inflation, the European Central Bank gave every indication they were prepared to raise interest rates for the remainder of calendar year 2008.

Globally, oil prices rose to record highs for the third consecutive quarter while food inflation, slowing consumer spending and financial sector write-downs increased risks to growth. Weakness in formerly higher growth economies such as Spain and Ireland spread to the euro-area's core. In Asia, although the long-term growth story appeared to be intact, social unrest from rising food prices in some emerging markets and a paring back of energy subsidies to consumers have all combined to impair investor confidence. It appears that China seems better prepared than India to manage inflation, as its central bank has ordered banks to set aside a record amount in reserve after raising interest rates six times last year.

This past fiscal year we faced a very difficult period across nearly all developed and emerging markets. Most major indexes have dropped substantially, led by China and India. The U.S. dollar slipped to record lows against the euro, raising some concern among European exporters that their competitive position was being eroded.

Top 10 Equity Holdings June 30, 2008
Company	Country	Sector

Nestle S.A, Registered Shares
Research In Motion Limited
Bayer Aktiengesellschaft
Xstrata plc
Petroleo Brasileiro S.A. - Petrobras, ADR
Nintendo Co., Ltd.
VINCI
E.ON AG
Roche Holdings AG, Genussschein
TOTAL S.A.
	Switzerland United States Germany United Kingdom Brazil Japan France Germany Switzerland France	Consumer Non-Durables Consumer Durables Raw Materials Raw Materials Energy Consumer Durables Capital Goods Utilities Health Care Energy

June 30, 2007
Company	Country	Sector

Siemens AG
Research In Motion Limited
VINCI
Nestle S.A., Registered Shares
Bayer Aktiengesellschaft
Roche Holdings AG, Genussschein
Toyota Motor Corporation
British American Tobacco p.l.c.
Deutsche Borse AG
Reckitt Benckiser Group plc
	Germany United States France Switzerland Germany Switzerland Japan United Kingdom Germany United Kingdom	Capital Goods Consumer Durables Capital Goods Consumer Non-Durables Raw Materials Health Care Consumer Durables Consumer Non-Durables Financial Services Consumer Non-Durables

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

Global inflation and credit crunch take a toll

Given this environment, we reduced our exposure to the financial sector, selling diversified financials, some of our insurance holdings, the German stock exchange (Deutsche Borse) and industrial holdings. We also raised cash and adopted a more defensive positioning within the Fund. We favored consumer staples such as Nestle S.A., that appeared to us to have strong brands and the flexibility to raise prices to cover rising food ingredient and energy costs.

Late in the fiscal year, we added Heineken to the Fund. This company is seeing strong growth in demand in Eastern Europe, and has been making acquisitions there. Heineken N.V. recently bought a Romanian brewer while Nestle S.A. bought a Greek ice cream manufacturer. We remained underweight the U.K. and Japan. From a thematic standpoint, we also continued to look for exposure to companies benefiting from growth in global trade.

Our outlook

A global bear market, led by a high degree of pessimism in the U.S., and continued mortgage-related problems for financial services, make the short-term outlook very cloudy. There's a great deal of uncertainty regarding the scope of the current economic slowdown. While we feel the long-term picture still suggests a long-term economic de-coupling between the U.S. and higher growth areas, in the short term Asian governments are faced with a greater need to quell inflation and grapple with rising oil prices. We believe Asia's long-term growth in domestic demand and consumption is sustainable despite current headwinds, but our tactical approach is likely to be very careful in the months ahead.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares(1)	$13,827
MSCI EAFE Growth Index	$14,962
Lipper International Large-Cap Growth Funds Universe Average	$15,253

		W&R ADVISORS INTERNATIONAL GROWTH FUND, INC., CLASS A SHARES	MSCI EAFE GROWTH INDEX	LIPPER INTERNATIONAL LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

JUNE	1998	9,425	10,000	10,000
JUNE	1999	8,917	10,528	10,420
JUNE	2000	12,432	12,683	13,608
JUNE	2001	8,859	8,459	9,529
JUNE	2002	7,552	7,659	8,339
JUNE	2003	6,778	7,045	7,568
JUNE	2004	8,045	8,907	9,347
JUNE	2005	8,758	9,919	10,335
JUNE	2006	11,187	12,496	13,003
JUNE	2007	14,059	15,657	16,377
JUNE	2008	13,827	14,962	15,253

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y
1-year period ended 6-30-08	-7.31%	-6.65%	-2.60%	-1.31%
5-year period ended 6-30-08	13.97%	13.85%	14.24%	15.82%
10-year period ended 6-30-08	3.29%	––	––	4.36%
Since inception of Class(3) through 6-30-08	––	2.89%	3.20%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

INTERNATIONAL GROWTH FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$891.20	1.43%	$6.71
Class B	1,000	886.20	2.52	11.79
Class C	1,000	887.20	2.36	11.13
Class Y	1,000	893.00	1.06	5.02
Based on 5% Return(2)
Class A	$1,000	$1,017.76	1.43%	$7.16
Class B	1,000	1,012.32	2.52	12.58
Class C	1,000	1,013.10	2.36	11.88
Class Y	1,000	1,019.61	1.06	5.35

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended June 30, 2008, and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors International Growth Fund, Inc. had net assets totaling $763,311,006 invested in a diversified portfolio of:

84.14%	Foreign Common Stocks
11.03%	Cash and Cash Equivalents
3.06%	Domestic Common Stocks
1.77%	Foreign Preferred Stocks

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund was invested by geographic region and by industry, respectively, as follows:

Country Weightings

Europe	$61.43
United Kingdom	$16.85
Germany	$13.83
Other Europe(1)	$10.50
Switzerland	$9.58
France	$6.50
Italy	$4.17
Pacific Basin	$19.05
Japan	$12.20
China	$2.94
Australia	$2.31
Other Pacific Basin(2)	$1.60
Cash and Cash Equivalents	$11.03
North America(3)	$4.21
South America(4)	$3.78
Other(5)	$0.50

(1)Includes $2.45 Finland, $1.81 Greece, $1.34 Netherlands, $1.61 Norway, $0.61 Russia,
$1.04 Spain and $1.64 Sweden.

(2)Includes $1.26 Hong Kong and $0.34 India.

(3) Includes $1.15 Canada and $3.06 United States

(4) Includes $3.78 Brazil.

(5) Includes $0.50 Cayman Islands.

Sector Weightings

Utilities Stocks	$13.23
Raw Materials Stocks	$12.44
Cash and Cash Equivalents	$11.03
Consumer Nondurables Stocks	$10.88
Capital Goods Stocks	$10.80
Financial Services Stocks	$8.18
Miscellaneous Stocks(1)	$6.90
Energy Stocks	$6.85
Consumer Durables Stocks	$6.11
Health Care Stocks	$4.33
Retail Stocks	$3.15
Technology Stocks	$3.14
Business Equipment and Services Stocks	$2.96

(1)Includes $0.65 Consumer Services Stocks, $2.30 Multiple Industry Stocks, $1.85 Shelter Stocks and $2.10 Transportation Stocks.

The Investments of International Growth Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Australia - 2.31%
Boart Longyear Limited (A)	3,500,000	$7,482,289
Telstra Corporation Limited	2,500,000	10,161,725
		17,644,014
Brazil - 3.78%
Bolsa de Valores de Sao Paulo (A)	150,000	1,852,660
Companhia Vale do Rio Doce, ADR	200,000	7,164,000
Petroleo Brasileiro S.A. - Petrobras, ADR	280,000	19,832,400
		28,849,060
Canada - 1.15%
Shoppers Drug Mart Corporation	160,000	8,769,638

Cayman Islands - 0.50%
Subsea 7 Inc.*	150,000	3,799,183

China - 2.94%
China Mobile Limited	1,100,000	14,784,700
SINA Corporation*	180,000	7,645,500
		22,430,200
Finland - 2.45%
Fortum Oyj	260,000	13,205,907
Nokia OYJ	225,000	5,487,373
		18,693,280
France - 6.50%
ALSTOM	23,000	5,311,286
AXA S.A.	150,000	4,454,136
Societe Generale	50,000	4,352,584
TOTAL S.A.	200,000	17,067,103
VINCI	300,000	18,421,136
		49,606,245
Germany - 12.06%
Bayer Aktiengesellschaft	270,000	22,675,001
Beiersdorf Aktiengesellschaft	100,000	7,370,029
E.ON AG	90,000	18,150,487
Linde Aktiengesellschaft	70,000	9,850,742
RWE Aktiengesellschaft	90,000	11,328,998
Siemens AG	100,000	11,040,086
Vossloh AG	75,000	9,777,372
Wacker Construction Equipment AG	125,000	1,842,114
		92,034,829
Greece - 1.81%
Bank of Cyprus Limited	555,520	6,769,728
National Bank of Greece S.A.	156,000	7,029,505
		13,799,233
Hong Kong - 1.26%
CNOOC Limited	4,000,000	6,884,479
Cheung Kong (Holdings) Limited	200,000	2,695,822
		9,580,301
India - 0.34%
ICICI Bank Limited, ADR	90,000	2,588,400

Italy - 4.17%
Banca Intesa S.p.A.	600,000	3,426,804
Finmeccanica SpA	200,000	5,252,385
Prysmian SpA (A)	92,000	2,330,636
Saipem S.p.A.	300,000	14,089,807
UniCredit S.p.A.	1,094,600	6,699,716
		31,799,348
Japan - 12.20%
Canon Inc.	100,000	5,141,969
Central Japan Railway Company	600	6,611,103
East Japan Railway Company	500	4,073,080
Japan Tobacco Inc.	2,400	10,238,734
Komatsu Ltd.	145,000	4,042,002
Mitsubishi Electric Corporation	1,100,000	11,861,374
Mitsubishi Estate Co., Ltd.	500,000	11,442,294
Nintendo Co., Ltd.	35,000	19,743,843
Shin-Etsu Chemical Co., Ltd.	150,000	9,295,098
Suzuki Motor Corporation	150,000	3,545,699
YAMADA-DENKI Co., Ltd.	100,000	7,119,650
		93,114,846
Netherlands - 1.34%
Heineken N.V.	200,000	10,208,773

Norway - 1.61%
Orkla ASA	600,000	7,704,390
SeaDrill Limited	150,000	4,586,998
		12,291,388
Russia - 0.61%
Open Joint Stock Company Gazprom, ADR	80,400	4,663,200

Spain- 1.04%
Telefonica, S.A.	300,000	7,973,045

Sweden - 1.64%
Atlas Copco AB, Class A	300,000	4,420,958
H & M Hennes & Mauritz AB	150,000	8,132,073
		12,553,031
Switzerland - 9.58%
Nestle S.A., Registered Shares	600,000	27,111,742
Novartis AG, Registered Shares	100,000	5,506,338
Roche Holdings AG, Genussschein	100,000	18,011,845
Swatch Group Ltd (The), Bearer Shares	10,000	2,498,654
Syngenta AG	34,800	11,318,389
UBS AG*	170,000	3,567,912
Zurich Financial Services, Registered Shares	20,000	5,119,671
		73,134,551
United Kingdom - 16.85%
Anglo American plc	185,000	12,992,929
BAE Systems plc	1,500,000	13,220,795
Barclays PLC	700,000	4,064,336
Barclays PLC, Subscription Shares*	700,000	28,383
British American Tobacco p.l.c.	300,000	10,391,395
IG Group Holdings plc (A)	940,000	6,183,348
Informa plc	600,000	4,935,763
Intertek Group plc	500,000	9,839,657
National Grid plc	800,000	10,524,848
Prudential plc	600,000	6,369,883
Reckitt Benckiser Group plc	300,000	15,207,649
Vodafone Group Plc	5,000,000	14,854,098
Xstrata plc	250,000	20,037,845
		128,650,929
United States - 3.06%
Research In Motion Limited*	200,000	23,390,000

TOTAL COMMON STOCKS - 87.20%		$665,573,494

(Cost: $539,471,933)

PREFERRED STOCKS

Germany
Fresenius AG	110,000	9,539,314
Henkel AG & Co. KGaA	100,000	3,988,097

TOTAL PREFERRED STOCKS - 1.77%		$13,527,411

(Cost: $10,918,305)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 6.97%
BHP Billiton Finance (USA) B.V. (BHP Billiton Plc),
2.15%, 7-17-08	$10,000	9,990,445
Kellogg Co.,
2.95%, 7-2-08	4,571	4,570,625
Nestle Finance International Ltd.:
2.32%, 7-3-08	8,124	8,122,953
2.17%, 7-15-08	3,000	2,997,468
2.17%, 7-16-08	4,500	4,495,931
Pfizer Inc.,
2.16%, 8- 4-08	7,000	6,985,720
Toyota Motor Credit Corporation,
2.2%, 7-1-08	3,000	3,000,000
Walgreen Co.,
2.3%, 7-11-08	5,000	4,996,806
Walt Disney Company (The),
2.2%, 7-14-08	8,000	7,993,645
		53,153,593
Commercial Paper (backed by irrevocable bank letter of credit) - 2.75%
COFCO Capital Corp. (Rabobank Nederland),
2.6%, 7-24-08	6,000	5,990,033
ED&F Man Treasury Management PLC (Societe Generale N.A.),
2.58%, 7-1-08	15,000	15,000,000
		20,990,033
Municipal Obligations - Taxable - 0.90% California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
2.65%, 8-11-08	5,400	5,400,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
2.75%, 7-2-08 (B)	1,500	1,500,000
		6,900,000

TOTAL SHORT-TERM SECURITIES - 10.62%		$81,043,626

(Cost: $81,043,626)

TOTAL INVESTMENT SECURITIES - 99.59%	$760,144,531

(Cost: $631,433,864)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.41%	3,166,475

NET ASSETS - 100.00%	$763,311,006

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors. At June 30, 2008, the total value of these securities amounted to $17,848,933 or 2.34% of net assets.
(B)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL GROWTH FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $631,434) (Notes 1 and 3)	$760,145
Cash	1
Receivables:
Dividends and interest	4,328
Fund shares sold	406
Investment securities sold	307
Prepaid and other assets	52

Total assets	765,239

LIABILITIES
Payable to Fund shareholders	1,088
Payable for investment securities purchased	229
Accrued shareholder servicing (Note 2)	191
Accrued distribution and service fees (Note 2)	151
Accrued accounting services fee (Note 2)	17
Accrued management fee (Note 2)	17
Other	235

Total liabilities	1,928

Total net assets	$763,311

NET ASSETS
$1.00 par value capital stock:
Capital stock	$75,247
Additional paid-in capital	658,070
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	5,491
Accumulated undistributed net realized loss on investment transactions	(104,561)
Net unrealized appreciation in value of investments	129,064

Net assets applicable to outstanding units of capital	$763,311

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.16
Class B	$ 9.50
Class C	$ 9.75
Class Y	$10.18
Capital shares outstanding:
Class A	69,905
Class B	1,603
Class C	594
Class Y	3,145
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL GROWTH FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,645)	$15,980
Interest and amortization	1,880

Total income	17,860

Expenses (Note 2):
Investment management fee	7,133
Distribution and service fees:
Class A	1,947
Class B	180
Class C	66
Shareholder servicing:
Class A	1,981
Class B	103
Class C	29
Class Y	54
Custodian fees	220
Accounting services fee	215
Legal fees	21
Audit fees	20
Other	294

Total	12,263
Less expenses in excess of limit (Notes 2 and 6)	(252)

Total expenses	12,011

Net investment income	5,849

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	93,014
Realized net gain on forward currency contracts	177
Realized net loss on foreign currency transactions	(224)

Realized net gain on investments	92,967

Unrealized depreciation in value of securities during the period	(109,699)
Unrealized appreciation in value of foreign currency exchange transactions during the period	233

Unrealized depreciation in value of investments during the period	(109,466)

Net loss on investments	(16,499)

Net decrease in net assets resulting from operations	$(10,650)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL GROWTH FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,849	$4,195
Realized net gain on investments	92,967	117,528
Unrealized appreciation (depreciation)	(109,466)	64,880

Net increase (decrease) in net assets resulting from operations	(10,650)	186,603

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(3,929)	(1,882)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(294)	(254)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(4,223)	(2,136)

Capital share transactions (Note 5)	(86,285)	(96,571)

Total increase (decrease)	(101,158)	87,896
NET ASSETS
Beginning of period	864,469	776,573

End of period	$763,311	$864,469

Accumulated undistributed net investment income	$5,491	$455

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$10.38	$8.28	$6.54		$6.04		$5.16

Income (loss) from investment operations:
Net investment income	0.07	0.05	0.03		0.01		0.00
Net realized and unrealized gain (loss) on investments	(0.24)	2.07	1.78		0.52		0.96

Total from investment operations	(0.17)	2.12	1.81		0.53		0.96

Less distributions from:
Net investment income	(0.05)	(0.02)	(0.07)		(0.03)		(0.08)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.05)	(0.02)	(0.07)		(0.03)		(0.08)

Net asset value, end of period	$10.16	$10.38	$8.28		$6.54		$6.04

Total return(1)	-1.65%	25.67%	27.74%		8.86%		18.69%
Net assets, end of period (in millions)	$710	$794	$714		$632		$713
Ratio of expenses to average net assets including expense waiver	1.42%	1.46%	1.53%		1.61%		1.61%
Ratio of net investment income to average net assets including expense waiver	0.69%	0.53%	0.31%		0.28%		0.06%
Ratio of expenses to average net assets excluding expense waiver	1.45%	1.48%	1.53	%(2)	1.61	%(2)	1.61	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.66%	0.51%	0.31	%(2)	0.28	%(2)	0.06	%(2)
Portfolio turnover rate	71%	90%	84%		74%		125%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$9.77	$7.86	$6.23		$5.79		$4.94

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.16)	(0.09)		(0.10)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.07)	2.07	1.72		0.54		0.90

Total from investment operations	(0.27)	1.91	1.63		0.44		0.85

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$9.50	$9.77	$7.86		$6.23		$5.79

Total return	-2.76%	24.30%	26.16%		7.60%		17.21%
Net assets, end of period (in millions)	$15	$21	$22		$20		$22
Ratio of expenses to average net assets including expense waiver	2.50%	2.58%	2.68%		2.89%		2.94%
Ratio of net investment loss to average net assets including expense waiver	-0.49%	-0.63%	-0.84%		-0.99%		-1.22%
Ratio of expenses to average net assets excluding expense waiver	2.53%	2.60%	2.68	%(1)	2.89	%(1)	2.94	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.52%	-0.65%	-0.84	%(1)	-0.99	%(1)	-1.22	%(1)
Portfolio turnover rate	71%	90%	84%		74%		125%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$10.01	$8.04	$6.36		$5.90		$5.01

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.09)	(0.05)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.17)	2.06	1.73		0.55		0.93

Total from investment operations	(0.26)	1.97	1.68		0.46		0.89

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$9.75	$10.01	$8.04		$6.36		$5.90

Total return	-2.60%	24.50%	26.42%		7.80%		17.77%
Net assets, end of period (in millions)	$6	$7	$8		$6		$9
Ratio of expenses to average net assets including expense waiver	2.35%	2.42%	2.49%		2.59%		2.53%
Ratio of net investment loss to average net assets including expense waiver	-0.31%	-0.45%	-0.62%		-0.79%		-0.80%
Ratio of expenses to average net assets excluding expense waiver	2.38%	2.44%	2.49	%(1)	2.59	%(1)	2.53	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.34%	-0.47%	-0.62	%(1)	-0.79	%(1)	-0.80	%(1)
Portfolio turnover rate	71%	90%	84%		74%		125%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$10.40	$8.30	$6.56		$6.06		$5.18

Income (loss) from investment operations:
Net investment income	0.12	0.09	0.06		0.06		0.02
Net realized and unrealized gain (loss) on investments	(0.25)	2.07	1.78		0.51		0.97

Total from investment operations	(0.13)	2.16	1.84		0.57		0.99

Less distributions from:
Net investment income	(0.09)	(0.06)	(0.10)		(0.07)		(0.11)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.09)	(0.06)	(0.10)		(0.07)		(0.11)

Net asset value, end of period	$10.18	$10.40	$8.30		$6.56		$6.06

Total return	-1.31%	26.14%	28.26%		9.41%		19.31%
Net assets, end of period (in millions)	$32	$42	$33		$29		$25
Ratio of expenses to average net assets including expense waiver	1.06%	1.07%	1.08%		1.09%		1.06%
Ratio of net investment income to average net assets including expense waiver	1.03%	0.96%	0.76%		0.89%		0.69%
Ratio of expenses to average net assets excluding expense waiver	1.09%	1.09%	1.08	%(1)	1.09	%(1)	1.06	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.00%	0.94%	0.76	%(1)	0.89	%(1)	0.69	%(1)
Portfolio turnover rate	71%	90%	84%		74%		125%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2008

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors International Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its primary objective is to provide long-term appreciation of capital. As a secondary objective, the Fund seeks current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency, prior to translation.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses Forward Contracts to attempt to reduce the overall risk of its investments.

      E. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, the Fund instituted the provisions of Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). As required by FIN 48, management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of June 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

      F. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At June 30, 2008, the Fund reclassified permanent differences relating to differing treatments for passive foreign investment companies. Net investment income, net assets and paid-in capital were not affected by the reclassifications.

      G. Concentration of Risk - The Fund may have a significant investment in international securities. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

      H. New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending June 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending June 30, 2010 and its potential impact, if any, on the financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 6), the fee is as follows: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. During the fiscal year ended June 30, 2008, the amount of the management fee waived (in thousands) was $252.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $647,108 A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2008, W&R received $1,097, $6,852 and $554 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $394,495 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2008, the Fund paid Directors' regular compensation of $58,300, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $563,676,118, while proceeds from maturities and sales aggregated $697,706,720. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2008.

For Federal income tax purposes, cost of investments owned at June 30, 2008 was $632,582,241, resulting in net unrealized appreciation of $127,562,290, of which $160,694,487 related to appreciated securities and $33,132,197 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2008 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$5,798,784
Distributed ordinary income	4,223,130
Undistributed ordinary income	5,793,406

Realized long-term capital gains	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Post-October losses deferred	217,788

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2011	$83,124,428
June 30, 2012	20,677,660

Total carryover	$103,802,088

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2008	2007

Shares issued from sale of shares:
Class A	5,548	6,334
Class B	199	215
Class C	94	169
Class Y	182	424
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	340	199
Class B	––	––
Class C	––	––
Class Y	26	27
Shares redeemed:
Class A	(12,484)	(16,251)
Class B	(714)	(890)
Class C	(222)	(369)
Class Y	(1,149)	(342)

Decrease in outstanding capital shares	(8,180)	(10,484)

Value issued from sale of shares:
Class A	$59,208	$57,772
Class B	1,953	1,834
Class C	953	1,477
Class Y	1,943	3,817
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,841	1,845
Class B	––	––
Class C	––	––
Class Y	294	254
Value redeemed:
Class A	(132,941)	(149,271)
Class B	(7,359)	(7,737)
Class C	(2,283)	(3,317)
Class Y	(11,894)	(3,245)

Decrease in outstanding capital	$(86,285)	$(96,571)

NOTE 6 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Waddell & Reed Advisors International Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund"), as of June 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors International Growth Fund, Inc. as of June 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2008

Income Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in 2009.

The Fund designated $4,223,130 of dividends paid from net ordinary income as qualified dividend income for individuals for the tax period ending June 30, 2008.

Internal Revenue Code regulations permit the qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. The Fund elected to pass through to their shareholders $1,577,002 of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amount of $17,556,922.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of Waddell & Reed Advisors International Growth Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc.* (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc.* The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

*Changed to Ivy Funds Variable Insurance Portfolios, Inc. effective July 31, 2008.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Fund Director since 2007 Director in Fund Complex since 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)
Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Fund Director since 1997 Director in Fund Complex since 1997	Professor of Law, Washburn School of Law (1988 to present)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Fund Director since 1997 Director in Fund Complex since 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Past President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Fund Director since 1998 Director in Fund Complex since 1998 Fund Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Fund Director since 1998 Director in Fund Complex since 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Fund Director since 1988 Director in Fund Complex since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Fund Director since 2008 Director in Fund Complex since 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Fund Director since 1971 Director in Fund Complex since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Fund Director since 1996 Director in Fund Complex since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education); Director, CarEntrust, Inc. (health care technology)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Fund Director since 1995 Director in Fund Complex since 1995
Chancellor Emeritus, University of Missouri at Kansas City (1999 to present); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material.

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Fund Director since 2007 Director in Fund Complex since 2007
Chief Investment Officer (CIO) of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR; Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)
Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Fund Director since 1998 Director in Fund Complex since 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Fund President since 2001 Fund Director since 1998 Director in Fund Complex since 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address and year of birth	Position(s) held with the Fund	Principal occupation during past 5 years	Other directorships held

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Fund Vice President since 2006 Fund Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Fund Vice President since 2006 Fund Treasurer since 2006 Fund Principal Accounting Officer since 2006 Fund Principal Financial Officer since 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Fund Vice President since 2000 Fund Assistant Secretary since 2006 Fund Associate General Counsel since 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Fund Vice President since 2006 Fund Chief Compliance Officer since 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Fund Vice President since 2000 Fund General Counsel since 2000 Fund Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1002A (6-08)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$25,100
		2008	17,340

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$1,900
		2008	2,000

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$3,750
		2008	3,200

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$620
		2008	580

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$6,270 and $5,780 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $122,800 and $132,631 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors International Growth Fund, Inc.
(Registrant)

By /s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 5, 2008

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 5, 2008